UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 to March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Semiannual Report

March 31, 2007

(Unaudited)

To our Shareholders:

On March 31, 2007, the net asset value ("NAV") per share of the Fund was $17.84. During the six-month period ended March 31, 2007, total return at net asset value of your Fund was 7.46%. During the most recent quarter ended March 31, 2007, total return at net asset value of your Fund was 4.06%. The total investment return at market was 6.57% during the six-month period ended March 31, 2007 and was 5.98% during the quarter ended March 31, 2007. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/07	Six Months Ended 3/31/07
Investment Return at market	+5.98%	+6.57%
Net Asset Value	+4.06%	+7.46%
NASDAQ Biotech Index (NBI)	-2.69%	+3.01%
S&P 500 Index	+0.64%	+7.38%

During the quarter ended March 31, 2007, the investment return at NAV and market of the Fund outperformed both the NBI and broader S&P 500 Index. During the six month period ended March 31, 2007, the investment return at NAV similarly outperformed both the NBI and broader S&P 500 Index. This out-performance reflected factors affecting the healthcare and biotechnology sectors. The performance of individual stocks was also a significant factor in the portfolio's overall performance.

We believe a number of factors occurred during the six-month period that benefited the healthcare and biotechnology sectors. For example, the Pharmacy Benefit Management (PBM) sub-sector rose, apparently on diminished pricing concerns emanating from previously anticipated new competitors and from concerns about implementation of new Medicare pricing methodologies. This sub-sector also appeared to benefit from anticipated acquisition driven multiple expansion (e.g., resulting from the expected acquisition of Caremark Rx, Inc. by CVS Corporation). The PBM sub-sector also seems to have benefited from the commercial production of generic versions of a number previously branded drugs. The Fund benefited from this trend through its ownership of Medco Health Solutions, Inc., HealthExtras, Inc. and National Medical Health Card Systems, Inc. Other factors that may have positively affected the healthcare sector included the rebound in the share prices of orthopedic sub-sector stocks after apparent reduction in pricing concerns that had previously hurt this group. Additionally, a continuation of a recent acquisition trend in which smaller companies have been purchased by larger companies has also been a positive. The Fund benefited from this trend through its ownership of Stryker Corporation. The acquisition of Sirna Therapeutics, Inc. by Merck & Co. is an example of this trend. The Fund did not own Sirna at the time of its acquisition, but did benefit from other M&A activity as described below.

As is often the case, events which have the potential to be negative drivers also occurred during the six month period ended March 31, 2007. For example, concerns about the safety of Amgen, Inc.'s leading anti-anemia drug had a significant negative impact on the share price of that company. While these concerns have since diminished due to the availability of new clarifying data, the stock of Amgen (by far the largest component of the NBI) decreased approximately 20% during the six month period. Due to Amgen's large size, the decrease in its share price resulted in a notable negative impact on the performance of the NBI during the period under review. The Fund however, was significantly underweighted in Amgen (relative to its weighing in the NBI) during this period.

In addition, clinical trial failures and other M&A activity also negatively impacted both the healthcare sector and the NBI as well as the NAV of the Fund. For example, both Nuvelo, Inc. and Telik, Inc. experienced clinical trial failures during the period. The Fund did not own these stocks at the time of these failures. On the positive side, ACADIA Pharmaceuticals, a Fund holding, had very interesting positive clinical results in trials of a drug to treat schizophrenia.

During the six months ended March 31, 2007, the Fund benefited from M&A and IPO activity. Conor Medsystems, Inc. originally a venture holding was acquired by Johnson & Johnson. Adeza Biomedical Corporation was acquired by Cytyc Corporation. Cougar Biotechnologies, Inc. completed a reverse merger to become a public company. More generally, the Fund benefited from its ownership of Cytc Corporation, Akorn, Inc. and Align Technology, Inc.. Among others, the Fund lost value from its ownership of Medwave, Inc., and DOV Pharmaceutical, Inc.

During the six-month period ended March 31, 2007, within the public portfolio the Fund established positions in several companies, including Alkermes, Inc., Allergan, Inc., Inverness Medical Innovations, Inc., Thermo Fisher Scientific, Inc. and WellPoint, Inc. During the same six-month period, the Fund exited its positions in several companies, including Forest Laboratories, Inc., Nektar Therapeutics, Pfizer, Inc., Theravance, Inc., and United Therapeutics Corp. The Fund also exited its position in Myogen, Inc. when it was acquired by Gilead Sciences, Inc.

During the six-month period ended March 31, 2007, within the venture portfolio the Fund established a position in Magellan Biosciences, Inc. and

Xoft, Inc. and made follow-on investments in CardioNet, Inc. and Xanthus Life Sciences, Inc. Also, Cougar Biotechnology, Inc. exited the Fund's venture portfolio when its registration statement was declared effective by the Securities and Exchange Commission and the company's shares became publicly traded.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q HEALTCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2007

% of Net Assets
Gilead Sciences, Inc.	4.4%
Teva Pharmacutical Industries, Ltd.	3.2%
Celgene Corporation	3.0%
UnitedHealth Group, Inc.	2.8%
Genzyme Corporation	2.6%
Concentric Medical, Inc.	2.5%
Medco Health Solutions, Inc.	2.4%
WellPoint, Inc.	2.3%
MedImmune, Inc.	2.2%
Align Technology, Inc.	2.0%

H&Q HEALTHCARE INVESTORS

PORTFOLIO

As of March 31, 2007

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 15.4% of Net Assets
SHARES	Convertible Preferred (Restricted)(d) - 15.4%	VALUE
	Drug Discovery Technologies - 1.1%
2,380,953	Agilix Corporation Series B (a) (b)	$141,810
375,000	Ceres, Inc. Series C (a)	2,250,000
32,193	Ceres, Inc. Series C-1 (a)	193,158
280,105	Ceres, Inc. Series D (a)	1,680,630
1,398,732	Galileo Pharmaceuticals, Inc. Series F-1 (a)	140
300,000	Zyomyx, Inc. Series A New (a)	30,000
300	Zyomyx, Inc. Series B New (a)	30
	Emerging Biopharmaceuticals - 3.7%
1,117,381	Agensys, Inc. Series C (a)	3,300,300
1,818,182	Raven biotechnologies, Inc. Series B (a)	1,509,091
2,809,157	Raven biotechnologies, Inc. Series C (a)	2,331,600
4,083,022	Raven biotechnologies, Inc. Series D (a)	1,200,000
2,123,077	TargeGen, Inc. Series C (a)	2,760,000
47,407	Therion Biologics Corporation Series A (a)	48
240,000	Therion Biologics Corporation Series B (a)	240
407,712	Therion Biologics Corporation Series C (a)	408
33,332	Therion Biologics Corporation Series C-2 (a)	33
36,092	Therion Biologics Corporation Sinking Fund (a)	36
24,999	Therion Biologics Corporation warrants (expiration 8/18/08) (a)	0
4,001,078	Xanthus Life Sciences, Inc. Series B (a)	4,001,078
	Healthcare Services - 4.8%
928	CardioNet, Inc. Mandatorily Cvt. Pfd. (a) (b)	928,000
1,577,144	CardioNet, Inc. Series C (a) (b)	5,520,004
52,882	CardioNet, Inc. warrants (expiration 5/01/11) (a) (b)	0
2,085	CardioNet, Inc. warrants (expiration 8/28/11) (a) (b)	0
484,829	CytoLogix Corporation Series A (a) (b)	399,984
227,130	CytoLogix Corporation Series B (a) (b)	187,382
160,000	I-trax, Inc. Series A (a)	7,307,397
5,384,615	PHT Corporation Series D (a) (b)	4,200,000
1,204,495	PHT Corporation Series E (a) (b)	939,506
	Medical Devices and Diagnostics - 5.8%
4,852,940	Concentric Medical, Inc. Series B (a) (b) (c)	6,794,116
1,744,186	Concentric Medical, Inc. Series C (a) (b)	2,441,861
683,000	Concentric Medical, Inc. Series D (a) (b)	956,200
222,222	EPR, Inc. Series A (a)	2,222
3,669,024	Labcyte, Inc. Series C (a)	1,920,000
2,950,000	Magellan Biosciences, Inc. Series A (a)	2,950,000
160,000	Masimo Corporation Series D (a)	2,112,000
1,632,653	OmniSonics Medical Technologies, Inc. Series B (a)	1,365,061
1,547,988	OmniSonics Medical Technologies, Inc. Series C (a)	1,294,273

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Convertible Preferred (Restricted) - continued	VALUE
65,217	TherOx, Inc. Series H (a)	$251,803
149,469	TherOx, Inc. Series I (a)	577,100
4,220	TherOx warrants (expiration 1/26/10) (a)	0
8,141	TherOx warrants (expiration 6/09/09) (a)	0
921,875	Xoft, Inc. Series D (a)	2,950,000
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $70,895,287)	$62,495,511
	COMMON STOCKS AND WARRANTS - 77.5%
	Biopharmaceuticals - 25.0%
56,000	Adams Respiratory Therapeutics, Inc. (a)	1,883,280
662,018	Akorn, Inc. (a)	4,468,621
202,223	Akorn, Inc. warrants (expiration 3/07/11) (a) (d)	273,001
110,743	Amgen, Inc. (a)	6,188,319
129,180	Amylin Pharmaceuticals, Inc. (a)	4,826,165
84,500	Biogen Idec, Inc. (a)	3,750,110
343,086	Cubist Pharmaceuticals, Inc. (a)	7,571,908
81,130	Genentech, Inc. (a)	6,662,396
172,318	Genzyme Corporation (a)	10,342,526
235,425	Gilead Sciences, Inc. (a)	18,010,011
504,475	Idenix Pharmaceuticals, Inc. (a)	3,682,668
386,400	Illumina, Inc. warrants (expiration 4/29/07) (a) (d)	0
396,979	Inspire Pharmaceuticals, Inc. (a)	2,262,780
162,200	MannKind Corporation (a)	2,319,460
125,700	Medarex, Inc. (a)	1,626,558
247,040	MedImmune, Inc. (a)	8,989,786
183,000	MGI Pharma, Inc. (a)	4,112,010
278,013	PDL BioPharma, Inc. (a)	6,032,882
139,900	Schering-Plough Corporation	3,568,849
100,000	Wyeth	5,003,000
		101,574,330
	Biotechnology - 0.4%
119,378	Momenta Pharmaceuticals, Inc. (a)	1,547,139
	Drug Delivery - 1.4%
384,750	Alkermes, Inc. (a)	5,940,540
	Drug Discovery Technologies - 6.8%
264,733	Aspreva Pharmaceuticals Corporation (a)	5,707,644
243,433	Avalon Pharmaceuticals, Inc. (a)	1,156,307
229,170	Celgene Corporation (a)	12,022,258
254,242	Cougar Biotechnology, Inc. (a) (d)	3,889,903
75,650	Shire PLC (e)	4,682,735
300,000	Zyomyx, Inc. (Restricted) (a) (d)	3,000
		27,461,847

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Emerging Biopharmaceuticals - 4.1%	VALUE
392,148	ACADIA Pharmaceuticals, Inc. (a)	$5,890,063
104,041	ARIAD Pharmaceuticals, Inc. (a)	467,144
187,318	Barrier Therapeutics, Inc. (a)	1,292,494
155,180	DOV Pharmaceutical, Inc. (a)	57,417
500,450	Exelixis, Inc. (a)	4,974,473
454,078	NitroMed, Inc. (a)	1,416,723
101,000	Progenics Pharmaceuticals, Inc. (a)	2,391,680
226,760	Therion Biologics Corporation (Restricted) (a) (d)	227
		16,490,221
	Generic Pharmaceuticals - 6.7%
152,700	Barr Pharmaceuticals, Inc. (a)	7,077,645
534,494	Impax Laboratories, Inc. (a)	5,462,529
47,000	Medicis Pharmaceutical Corporation	1,448,540
350,369	Teva Pharmaceutical Industries, Ltd. (e)	13,114,311
		27,103,025
	Healthcare Services - 15.6%
56,600	Allergan, Inc.	6,272,412
82,500	Allscripts Healthcare Solutions, Inc. (a)	2,211,825
222,222	Aveta, Inc. (Restricted) (a) (d)	3,555,552
45,719	Dako A/S (Restricted) (d) (f)	868,204
204,300	Eclipsys Corporation (a)	3,936,861
352,084	Emageon, Inc. (a)	3,872,924
116,500	HealthExtras, Inc. (a)	3,352,870
134,000	Medco Health Solutions, Inc. (a)	9,719,020
62,545	National Medical Health Card Systems, Inc. (a)	967,571
71,300	PAREXEL International Corporation (a)	2,564,661
158,000	Pharmaceutical Product Development, Inc.	5,323,020
306,208	Syntiro Healthcare Services (Restricted) (a) (d)	306
212,750	UnitedHealth Group, Inc.	11,269,368
115,050	WellPoint, Inc. (a)	9,330,555
		63,245,149
	Medical Devices and Diagnostics - 17.5%
508,900	Align Technology, Inc. (a)	8,071,154
347,000	American Medical Systems Holdings, Inc. (a)	7,345,990
106,840	Cytyc Corporation (a)	3,654,996
135,300	DJO, Inc. (a)	5,127,870
130,450	eResearch Technology, Inc. (a)	1,025,337
75,395	IDEXX Laboratories, Inc. (a)	6,606,864
135,457	Inverness Medical Innovations, Inc. (a)	5,930,307
76,200	Laboratory Corporation of America Holdings (a)	5,534,406
160,000	Masimo Corporation (Restricted) (a) (d)	1,600
60,000	Medtronic, Inc.	2,943,600
830,292	Medwave, Inc. (a) (b)	224,179

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
207,573	Medwave, Inc. warrants (expiration 8/21/11) (a) (b)	$22,833
173,950	PerkinElmer, Inc.	4,213,069
79,000	Quest Diagnostics, Inc.	3,939,730
208,529	Songbird Hearing, Inc. (Restricted) (a) (d)	2,085
59,000	Stryker Corporation	3,912,880
141,350	Symmetry Medical, Inc. (a)	2,308,246
129,800	Thermo Fisher Scientific, Inc. (a)	6,068,150
414,542	VNUS Medical Technologies, Inc. (a)	4,153,711
		71,087,007
	TOTAL COMMON STOCKS AND WARRANTS (Cost $279,327,366)	$314,449,258
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 6.5%
$5,200,000	American Express Corporation; 5.22% due 04/03/07	5,198,492
2,900,000	General Electric Capital Corporation; 5.22% due 04/05/07	2,898,318
10,750,000	General Electric Capital Corporation; 5.22% due 04/11/07	10,734,411
7,400,000	UBS Americas, Inc.; 5.25% due 04/09/07	7,391,368
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,222,589)	$26,222,589
	TOTAL INVESTMENTS - 99.4% (Cost $376,445,242)	$403,167,358
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	$2,369,475
	NET ASSETS - 100%	$405,536,833

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $22,755,875).

(c)  Includes 321,000 non-voting shares.

(d)  Security fair valued by the Valuation Committee of the Board of Trustees.

(e)  American Depository Receipt.

(f)  Foreign Security.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $351,861,961; see Schedule of Investments)	$380,411,483
Investments in affiliated issuers, at value (identified cost $24,583,281; see Schedule of Investments)	22,755,875
Cash	37,863
Dividend and interest receivable	20,770
Receivable for investments sold	2,870,284
Prepaid expenses	89,302
Total assets	$406,185,577
LIABILITIES:
Accrued advisory fee	$400,869
Accrued shareholder reporting fees	63,164
Accrued legal fees	59,179
Accrued Trustee fee	36,671
Accrued audit fee	28,241
Accrued other	60,620
Total liabilities	$648,744
NET ASSETS	$405,536,833
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 22,733,480 shares issued and outstanding	$366,830,783
Accumulated net investment loss	(1,645,674)
Accumulated net realized gain on investments	13,629,560
Net unrealized gain on investments	26,722,164
Total net assets (equivalent to $17.84 per share based on 22,733,480 shares outstanding)	$405,536,833

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $8,742)	$591,194
Interest income from non affiliated issuers	668,408
Interest income from affiliated issuers	1,028
Total investment income	$1,260,630
EXPENSES:
Advisory fees	$2,309,007
Legal fees	110,440
Trustees' fees and expenses	98,468
Accounting, administration and auditing fees	73,681
Custodian fees	58,864
Shareholder reporting	52,329
Transfer agent fees	29,406
Stock exchange listing fee	10,578
Other	163,531
Total expenses	2,906,304
Net investment loss	($1,645,674)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	$29,226,301
Increase in net unrealized gain on investments	611,587
Net realized and unrealized gain on investments	$29,837,888
Net increase in net assets resulting from operations	$28,192,214

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2007 (Unaudited)	For the year ended September 30, 2006
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,645,674)	($2,871,440)
Net realized gain on investments	29,226,301	21,188,422
Increase/decrease in net unrealized gain on investments	611,587	(33,329,758)
Net increase/decrease in net assets resulting from operations	$28,192,214	($15,012,776)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($15,886,257)	($34,763,087)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (483,497 and 1,022,942 shares, respectively)	$8,130,213	$17,758,954
Net increase/decrease in net assets	$20,436,170	$(32,016,909)
NET ASSETS:
Beginning of year	385,100,663	417,117,572
End of year	$405,536,833	$385,100,663
Accumulated net investment loss included in net assets at end of period	($1,645,674)	0

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2007

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($271,992,989)
Net maturities of short-term investments	1,939,052
Sales of portfolio securities	280,093,730
Interest income received	72,317
Dividends received	591,194
Operating expenses paid	(2,910,178)
Net cash provided from operating activities	7,793,126
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($7,756,044)
Net cash used for financing activities	($7,756,044)
NET INCREASE IN CASH	$37,082
CASH AT BEGINNING OF PERIOD	781
CASH AT END OF PERIOD	$37,863
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$28,192,214
Purchases of portfolio securities	(271,992,989)
Net maturities of short-term investments	1,939,052
Sales of portfolio securities	280,093,730
Accretion of discount	(638,675)
Net realized gain on investments	(29,226,301)
Increase in net unrealized gain on investments	(611,587)
Decrease in interest receivable	41,556
Increase in accrued expenses	5,055
Increase in prepaid expenses	(8,929)
Net cash provided from operating activities	$7,793,126

Noncash financing activities not included herein consist of reinvested distributions of $8,130,213.

Noncash operating activities not included herein consist of one conversion of restricted preferred stock with a total cost of $1,463,482 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2007		For the year ended September 30,
	(Unaudited)		2006		2005	2004	2003	2002 (1)
Net asset value per share: Beginning of period	$17.31		$19.65		$18.12	$19.63	$18.16	$27.35
Net investment loss (2)	($0.07)		($0.13	)(3)	($0.21)	($0.28)	($0.23)	($0.28)
Net realized and unrealized gain (loss) on investments	1.31		(0.60)		3.18	0.57	3.87	(5.73)
Total increase (decrease) from investment operations	$1.24		($0.73)		$2.97	$0.29	$3.64	($6.01)
Capital gain distributions to shareholders	($0.71)		($1.61)		($1.44)	($1.80)	($2.17)	($3.18)
Net asset value per share: End of period	$17.84		$17.31		$19.65	$18.12	$19.63	$18.16
Per share market value: End of period	$17.11		$16.74		$18.64	$18.11	$17.66	$14.10
Total investment return at market value	6.57	%*	(1.58%)		11.56%	12.99%	43.49%	(25.24%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period	$405,536,833		$385,100,663		$417,117,572	$369,303,076	$286,754,854	$242,005,778
Ratio of operating expenses to average net assets	1.47	%**	1.54%		1.56%	1.63%	1.65%	1.64%
Ratio of net investment loss to average net assets	(0.83	%)**	(0.73	%)(3)	(1.17%)	(1.42%)	(1.27%)	(1.16%)
Portfolio turnover rate	72.61	%*	63.78%		92.68%	33.65%	32.80%	17.40%
Number of shares outstanding at end of period	22,733,480		22,249,983		21,227,041	20,380,445	14,608,952	13,323,483

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%).

(2) Net investment loss per share has been computed using average shares outstanding.

(3) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

*   Not Annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(Unaudited)

(1)  Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and includes all companies that the Investment Adviser determines to be healthcare related. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

In July 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's financial statements and financial highlights.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, Fair Value Measurements. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact, if any, that SFAS No. 159 may have on the Fund's financial statements and financial highlights.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The fair value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of fair valuations these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed,

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Trustees consider may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2007 totaled $270,806,311 and $280,428,264 respectively.

At March 31, 2007, the total cost of securities for Federal income tax purposes was $376,445,242. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $26,722,116 including gross unrealized gain of $70,119,384 and gross unrealized loss of $43,397,268.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without Shareholder approval.

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the Shareholder. The Fund's transfer agent delivers an election card and instructions to each registered Shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Trust's transfer agent, fractional shares will generally be settled in cash. The number of Shares issued will be determined by dividing the dollar amount of the distribution by the lower of net

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

asset value or market value on the pricing date. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder's relative ownership in the Trust will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2007.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2007 these payments amounted to $71,820 and are included in the "other" category in the Statement of Operations together with

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

insurance expenses of $42,511 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2007 were as follows:

Issuer	Value on October 1, 2006	Purchases	Sales	Income	Value on March 31, 2007
Agilix Corporation	$141,809	$—	$—	$—	$141,810
CardioNet, Inc.	5,844,332	928,807	324,328	3,774	6,448,004
Concentric Medical, Inc.	10,192,176	—	—	—	10,192,177
CytoLogix Corporation	755,703	—	168,337	—	587,366
Medwave, Inc.	1,136,255	—	—	—	247,012
PHT Corporation	5,139,506	—	—	—	5,139,506
	$23,209,781	$928,807	$492,665	$3,774	$22,755,875

(3)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 17% of the Fund's net assets at March 31, 2007.

During the year ended September 30, 2006, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $418,314 at March 31, 2007 has also been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2007, as determined by the Trustees of the Fund. The Fund on its own does not have the right to demand that such securities be registered.

Security(h)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$3,307,024	$2.95	$3,300,300
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	2,495,500	0.06	141,810
Aveta, Inc.
Restricted Common	12/21/05	3,000,155	16.00	3,555,552

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

Security(h)	Acquisition Date	Cost	Carrying Value per Unit	Value
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01 - 3/25/03	$5,552,574	$3.50	$5,520,004
Mandatorily Cvt. Pfd.	8/15/05, 8/29/06, 3/7/07	928,807	1,000.00	928,000
Warrants (expiration 5/01/11)	5/1/06	0	0.00	0
Warrants (expiration 8/29/11)	8/29/06	0	0.00	0
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,620	6.00	2,250,000
Series C-1 Cvt. Pfd.	3/31/01	111,508	6.00	193,158
Series D Cvt. Pfd.	3/14/01	1,668,294	6.00	1,680,630
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	3,329,210	1.40	6,794,116
Series C Cvt. Pfd.	12/19/03	1,500,000	1.40	2,441,861
Series D Cvt. Pfd.	9/30/05	957,768	1.40	956,200
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,622,895	0.83	399,984
Series B Cvt. Pfd.	1/11/01	760,284	0.83	187,382
Dako A/S
Restricted Common	6/14/04, 2/16/07	1,306,894	18.99	868,204
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	1,000,409	0.01	2,222
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	3,003,840	0.0001	140
I-trax, Inc.
Series A Cvt. Pfd.	3/18/04	4,003,650	45.67	7,307,397
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,923,506	0.52	1,920,000
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,953,810	1.00	2,950,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	1,120,657	13.20	2,112,000
Restricted Common	3/31/98	0	0.01	1,600
OmniSonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	2,409,023	0.84	1,365,061
Series C Cvt. Pfd.	10/1/03	1,800,336	0.84	1,294,273
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	3,001,725	0.83	1,509,091
Series C Cvt. Pfd.	11/26/02	2,331,600	0.83	2,331,600
Series D Cvt. Pfd.	6/23/05	1,205,415	0.29	1,200,000
Songbird Hearing, Inc.
Restricted Common	12/14/00	3,004,861	0.01	2,085
Syntiro Healthcare Services
Restricted Common	2/5/97	1,200,325	0.001	306
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	2,763,495	1.30	2,760,000

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

Security(h)	Acquisition Date	Cost	Carrying Value per Unit	Value
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96 - 10/16/96	$444,850	$0.001	$48
Series B Cvt. Pfd.	6/22/99	901,393	0.001	240
Series C Cvt. Pfd.	9/26/01 - 10/15/01	1,529,348	0.001	408
Series C-2 Units	8/13/03	59,998	0.001	33
Warrants (expiration 8/18/08)	8/18/03	0	0.000	0
Sinking Fund Cvt. Pfd.	10/18/94 - 8/20/96	721,291	0.001	36
Restricted Common	7/12/90 - 1/25/96	511,365	0.001	227
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,506	3.86	251,803
Series I Cvt. Pfd.	7/8/05	579,407	3.86	577,100
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03,11/15/06	4,004,952	1.00	4,001,078
Xoft, Inc.
Series D	3/23/07	2,950,000	3.20	2,950,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	1/12/04	299,700	0.10	30,000
Series B New Cvt. Pfd.	2/19/99, 1/12/04	468	0.10	30
New Restricted Common	2/19/99 - 7/22/04	3,602,065	0.01	3,000
		$83,520,951		$66,926,485

  (h)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

(4)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2006 through March 31, 2007 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2006:	$358,700,570	$0	$289,516	$26,110,577	$385,100,663
For the period from October 1, 2006 through March 31, 2007:
Net investment loss		(1,645,674)			(1,645,674)
Net realized gains			29,226,301		29,226,301
Distributions			(15,886,257)		(15,886,257)
Value of shares issued in reinvestment of dividends	8,130,213				8,130,213
Increase in net unrealized gain on investments				611,587	611,587
As of March 31, 2007:	$366,830,783	$(1,645,674)	$13,629,560	$26,722,164	$405,536,833

(5)  Changes in Investment Policies

The Board of Trustees of the Fund has eliminated the non-fundamental policy restricting the Fund from investing for control (the "Control Restriction") in order to enhance the Fund's ability to take advantage of investment opportunities and achieve its investment objective. The Board expects that the elimination of the Control Restriction will not have a significant effect

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

upon the Fund's investment management and practices (by itself or together with the elimination of the 10% Restriction described below). The Fund may now make investments in any company with the objective of controlling or influencing the management and policies of a company, which could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Adviser expects to seek a control position in private venture capital investments only when the Adviser believes that its knowledge and experience will be of significant benefit to the portfolio company. The Adviser expects to seek control in public companies only occasionally and most often in companies with a small market capitalization. The Fund will continue to operate as a diversified investment company in compliance with the 1940 Act and the Internal Revenue Code of 1986, as amended.

The Board concurrently approved (i) elimination of the fundamental investment restriction that prohibits the fund from purchasing more than 10% of the outstanding voting securities of any one issuer (the "10% Restriction") and (ii) an amendment to the Fund's fundamental investment restriction on securities lending to increase the percentage of portfolio securities that may be out on loan from 20% to 33 1/3% of the Fund's net assets. These changes are subject to shareholder approval and will be submitted to shareholders of the Fund for consideration at the Fund's annual shareholders' meeting scheduled for June 21, 2007. A proxy statement that describes these proposals was mailed to shareholders on May 16, 2007.

The Board has also eliminated the non-fundamental investment restriction prohibiting the Fund from investment in put or call options. Following is a discussion of put and call options and the potential use of such instruments in the Fund's investment strategy:

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has a high degree of correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has,

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter ("OTC") options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options

The Fund may purchase and sell (write) options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Investment Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Investment Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Investment Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

Coverage Requirements

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund will own or have the contractual right to acquire the securities subject to the option or will maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality liquid debt obligations or equity securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality debt obligations or equity securities in an amount at least equal to the exercise price of the option.

H&Q HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and Chief Compliance Officer

Trustees

Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management, LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

3699-SAR

Item 2.          CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

No applicable to this semi-annual filing.

ITEM 6.        SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.      CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant’s internal control.

ITEM 12.      EXHIBITS

(a)(1)      Code of Ethics: Not applicable to this semi-annual filing.

(a)(2)      Separate certifications of the Principal Executive and Financial Officers of the registrant.

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carolyn Hale
Carolyn Haley, Treasurer

Date:	6/7/07

*  Print the name and title of each signing officer under his or her signature.